EXHIBIT 10.1
BEACHWOLD PARTNERS, L.P.
423 West 55th Street, 12th Floor
New York, NY 10019
November 7, 2007
Tarragon Corporation
423 West 55th Street
12th Floor
New York, NY 10019
Re:	March 6, 2006 Letter Agreement between Beachwold Partners, L.P. (“Lender”), as lender and Tarragon Corporation (“Borrower”), as borrower, as modified by a May 18, 2007 Letter Agreement between Lender and Borrower (collectively, the “Agreement”)
Gentlemen:
     Reference is made to the Agreement, a true and correct copy of which is annexed hereto as Exhibit A.
     Borrower and Lender agree that the “Maturity Date” specified in Paragraph 2 of the Agreement is hereby extended to January 2, 2009.
     Borrower and Lender further agree that Paragraph 3 of the Agreement is hereby deleted, and Lender shall have no further obligation to make Advances to Borrower under the Agreement.
     A copy of the $40,000,000 maximum principal amount Note executed in connection with the Agreement (the “Note”) is annexed hereto as Exhibit B. Borrower and Lender agree that the “Maturity Date” specified in Paragraph 3 of the Note is hereby extended to January 2, 2009.
     Except as set forth above, the Agreement and Note are unmodified and in full force and effect. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Agreement.
     Kindly indicate your agreement with the foregoing by countersigning a copy of this letter where indicated below and returning it to us.

Very truly yours, BEACHWOLD PARTNERS, L.P.
By:	/s/ William S. Friedman
William S. Friedman
General Partner

TARRAGON CORPORATION
By: /s/ Robert P. Rothenberg
      Robert P. Rothenberg
      President

Exhibit A

BEACHWOLD PARTNERS, L.P.
423 West 55th Street, 12th Floor
New York, NY 10019
May 18, 2007
Tarragon Corporation
423 West 55th Street
12th Floor
New York, NY 10019
Re:	March 6, 2006 Letter Agreement (the “Agreement”) between Beachwold Partners, L.P. (“Lender”), as lender and Tarragon Corporation (“Borrower”), as borrower
Gentlemen:
     Reference is made to the Agreement, a true and correct copy of which is annexed hereto as Exhibit A. Borrower and Lender hereby agree that the “Maximum Amount of Facility” specified in Paragraph 1 of the Agreement is hereby increased to $40,000,000 outstanding at any time.
     The $30,000,000 maximum principal amount Note executed in connection with the Agreement is hereby replaced and superceded by the $40,000,000 maximum principal amount delivered by Borrower in connection herewith, a copy of which is annexed hereto as Exhibit B.
     Except as set forth above, the Agreement is unmodified and in full force and effect. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Agreement.
     Kindly indicate your agreement with the foregoing by countersigning a copy of this letter where indicated below and returning it to us.

Very truly yours, BEACHWOLD PARTNERS, L.P.
By:	/s/ William S. Friedman
William S. Friedman
General Partner

TARRAGON CORPORATION
By: /s/ Robert P. Rothenberg
     Robert P. Rothenberg
     President

Beachwold Partners, L.P.
1775 Broadway, 23rd Floor
New York, NY 10019
March 6, 2006
Tarragon Corporation
1775 Broadway, 23rd Floor
New York, NY 10019
Re:	$30,000,000 Revolving Line of Credit
Gentlemen:
     This is to confirm the terms of the revolving credit facility (the “Loan”) pursuant to which Beachwold Partners, L.P. (“Lender”) has been and will continue to lend funds to Tarragon Corporation (“Borrower”) on a revolving basis:
1.	Maximum Amount of Facility: $30,000,000 outstanding at any time. Advances which have been repaid will be re-advanced by Lender during the Loan term in accordance with Paragraph 3 below.

2.	Maturity Date: January 2, 2008

3.	Advances: Advances will be made to Borrower upon request by Borrower from time-to-time, but not more frequently than monthly, upon not less than five business days’ notice to Lender.

4.	Interest Rate: Advances will bear interest at the lesser of (a) an adjustable rate equal to one hundred basis points over thirty day LIBOR in effect at the time of each advance, as reasonably determined by Lender, with adjustments made at the end of every thirty day period, or (b) the lowest interest rate for an unsecured loan offered to the Borrower in writing by an institutional lender.

5.	Payments: Interest only, payable on demand, no more frequently than monthly during the term of the facility.

6.	Prepayment: Prepayments may be made without penalty or premium, in whole or in part, at any time.

7.	Final Payment: All outstanding principal, plus interest accrued thereon, and all other sums owed under the Loan, shall be due and payable on the Maturity Date.

8.	Default: Upon any failure by Borrower to make any payment to Lender within five (5) business days after the date it is due, Borrower shall be in default under this facility and Lender shall have the right to declare the entire indebtedness immediately due and payable. Following any such default, interest shall, at Lender’s option, accrue and be payable at the lesser of four percent (4%) per annum above the interest rate set forth in Paragraph 4 above, or the highest interest rate permitted by law.

Tarragon Corporation
As of January 2, 2006

9.	Promissory Note and Further Documentation: Borrower shall execute a Promissory Note in the form attached hereto as Exhibit A (the “Note”) to evidence its indebtedness under the Loan. Advances and repayments shall be recorded on the books and records of Lender, which shall be deemed correct absent manifest error. Borrower shall execute such further documentation as Lender may require, from time-to-time to confirm the terms and/or status of the Loan.

10.	Renewal and Extension: The Loan is a renewal and extension of that certain $20,000,000 unsecured line of credit facility previously extended by Lender to Borrower, which matured by its terms on January 2, 2006 (the “Original Loan”). This letter agreement and the Note shall replace and supercede any prior agreements, whether written or oral, between Lender and Borrower concerning the Loan or the Original Loan.

11.	Costs/Attorneys Fees: Borrower shall be responsible for and shall pay to Lender on demand, all of Lender’s costs and expenses incurred in connection with the Loan, including without limitation, attorneys fees.
     Kindly indicate your agreement with, and acceptance of, the foregoing terms by countersigning a copy of this letter agreement where indicated below and returning it to the undersigned.

Beachwold Partners, L.P.
By:	/s/ William S. Friedman
William S. Friedman
General Partner

Agreed and Accepted:
Tarragon Corporation
By: /s/ Robert P. Rothenberg
Name: Robert P. Rothenberg
Title: President

Promissory Note
Up to $30,000,000
     For value received, Tarragon Corporation, a Nevada corporation (“Borrower”), promises to pay to the order of Beachwold Partners, L.P., the principal sum of Thirty Million Dollars ($30,000,000), or so much thereof as may be outstanding, with interest on the unpaid principal balance thereof at the rate set forth in the Letter Agreement (as defined below).
     1. Defined Terms. This Note is given pursuant to that certain letter agreement dated as of the date hereof between Borrower and Lender (the “Letter Agreement”). As used in this Note, (i) the term “Lender” means the holder of this Note, (ii) the term “Indebtedness” means the principal of, interest on, or any other amounts due at any time under, this Note including late charges and default interest, and (iii) “Event of Default” means any failure to pay the principal balance hereof on the Maturity Date, or any failure by Borrower to make interest payments or other payments due within applicable grace periods herein or under the Letter Agreement, or to otherwise comply in any respect with its obligations under the Letter Agreement.
     2. Address for Payment. All payments due under this Note shall be payable at 1775 Broadway, 23rd Floor, New York, NY, Attn: William S. Friedman.
     3. Payment of Principal and Interest. Principal and interest shall be paid as follows:
         Installments of interest only shall be payable within five days after demand, no more frequently than monthly. All outstanding principal and interest shall be due and payable on the earliest to occur of (i) January 2, 2008, or (ii) any earlier date on which the unpaid principal balance of this Note becomes due and payable, by acceleration or otherwise (the “Maturity Date”).
     4. Application of Payments. If at any time Lender receives, from Borrower or otherwise, any amount applicable to the Indebtedness which is less than all amounts due and payable at such time, Lender may apply that payment to amounts then due and payable in any manner and in any order determined by Lender, in Lender’s discretion. Borrower agrees that neither Lender’s acceptance of a payment from Borrower in an amount that is less than all amounts then due and payable nor Lender’s application of such payment shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction.
     5. Acceleration. If an Event of Default has occurred and is continuing, the entire unpaid principal balance, any accrued interest, if any, and all other amounts payable under this Note and any other loan document shall at once become due and payable, at the option of

Lender, without any prior notice to Borrower. Lender may exercise this option to accelerate regardless of any prior forbearance.
     6. Late Charge. If any amount payable under this Note or the Letter Agreement or if the principal amount due at the Maturity Date is not received by Lender within 20 days after the amount is due, Borrower shall pay to Lender, within five days after demand by Lender, a late charge equal to 4 percent of such amount. Borrower acknowledges that its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the loan evidenced by this Note (the “Loan”), and that it is extremely difficult and impractical to determine those additional expenses. Borrower agrees that the late charge payable pursuant to this Paragraph represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional expenses Lender will incur by reason of such late payment. The late charge is payable in addition to, and not in lieu of, any interest payable at the Default Rate pursuant to Paragraph 7.
     7. Default Rate. So long as any monthly installment or any other payment due under this Note remains past due for 30 days or more, interest under this Note shall accrue on the unpaid principal balance from the earlier of the due date of the first unpaid monthly installment or other payment due, as applicable, at a rate (the “Default Rate”) equal to the lesser of 4 percentage points above the rate stated in the Letter Agreement or the maximum interest rate which may be collected from Borrower under applicable law. If the unpaid principal balance and all accrued interest are not paid in full on the Maturity Date, the unpaid principal balance and all accrued interest shall bear interest from the Maturity Date at the Default Rate. Borrower also acknowledges that its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the Loan, that, during the time that any monthly installment or other payment under this Note is delinquent for more than 30 days, Lender will incur additional costs and expenses arising from its loss of the use of the money due and from the adverse impact on Lender’s ability to meet is other obligations and to take advantage of other investment opportunities, and that it is extremely difficult and impractical to determine those additional costs and expenses. Borrower also acknowledges that, during the time that any monthly installment or other payment due under this Note is delinquent for more than 30 days, Lender’s risk of nonpayment of this Note will be materially increased and Lender is entitled to be compensated for such increased risk. Borrower agrees that the increase in the rate of interest payable under this Note to the Default Rate represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional costs and expenses Lender will incur by reason of the Borrower’s delinquent payment and the additional compensation Lender is entitled to receive for the increased risks of nonpayment associated with a delinquent loan.
     8. Prepayments. This Note is prepayable in full or in part at any time, without premium.
     9. Costs and Expenses. Borrower shall pay on demand all expenses and costs, including fees and out-of-pocket expenses of attorneys and expert witnesses and costs of investigation, incurred by Lender as a result of any default under this Note or the Letter Agreement or in connection with efforts to collect any amount due under this Note, or to enforce the provisions of the Letter Agreement, including those incurred in post-judgment collection

2

efforts and in any bankruptcy proceedings (including any action for relief from the automatic stay of any bankruptcy proceeding) or judicial or non-judicial foreclosure proceeding.
     10. Forbearance. Any forbearance by Lender in exercising any right or remedy under this Note or the Letter Agreement or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of that or any other right or remedy. The acceptance by Lender of any payment after the due date of such payment, or in an amount which is less than the required payment, shall not be a waiver of Lender’s right to require prompt payment when due of all other payments or to exercise any right or remedy with respect to any failure to make prompt payment. Enforcement by Lender of any remedy for Borrower’s obligations under this Note shall not constitute an election by Lender of remedies so as to preclude the exercise of any other right or remedy available to Lender.
     11. Waivers. Presentment, demand, notice of dishonor, protest, notice of acceleration, notice of intent to demand or accelerate payment or maturity, presentment for payment, notice of nonpayment, grace, and diligence in collecting the Indebtedness are waived by Borrower, and all endorsers and guarantors of this Note and all other third party obligors.
     12. Loan Charges. Borrower and Lender intend at all times to comply with the laws of the State of New York governing the maximum rate or amount of interest payable on or in connection with this Note and the Indebtedness (or applicable United Sates federal law to the extent that it permits Lender to contract for, charge, take, reserve, or receive a greater amount of interest than under New York law). If the applicable law is ever judicially interpreted so as to render usurious any amount payable under this Note, or contracted for, charged, taken, reserved or received with respect to the Indebtedness, or of acceleration of the maturity of this Note, or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by any applicable law, then Borrower and Lender expressly intend that all excess amounts collected by Lender shall be applied to reduce the unpaid principal balance of this Note (or, if this Note has been or would thereby be paid in full, shall be refunded to Borrower), and the provisions of this Note and the Letter Agreement immediately shall be deemed reformed and the amounts thereafter collectible under this Note or the Letter Agreement reduced, without the necessity of the execution of any new documents, so as to comply with any applicable law, but so as to permit the recovery of the fullest amount otherwise payable under this Note or the Letter Agreement. The right to accelerate the maturity of this Note does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Lender does not intend to collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of the Indebtedness shall, to the extent permitted by any applicable law, be amortized, prorated, allocated and spread throughout the full term of the Indebtedness until payment in full so that the rate or amount of interest on account of the Indebtedness does not exceed the applicable usury ceiling. Notwithstanding any provision contained in this Note that permits the compounding of interest, including any provision by which any accrued interest is added to the principal amount of this Note, the total amount of interest that Borrower is obligated to pay and Lender is entitled to receive with respect to the Indebtedness shall not exceed the amount calculated on a simple (i.e. noncompounded) interest basis at the maximum rate on principal amounts actually advanced to or for the account of Borrower, including all current and prior advances.

3

     13. Commercial Purpose. Borrower represents that the Indebtedness is being incurred by Borrower solely for the purpose of carrying on a business or commercial enterprise, and not for personal, family or household purposes.
     14. Counting of Days. Except where otherwise specifically provided, any reference in this Note to a period of “days” means calendar days, not Business Days.
     15. Governing Law. This Note shall be governed by the laws of the State of New York.
     16. Captions. The captions of the paragraphs of this Note are for convenience only and shall be disregarded in construing this Note.
     17. Notices. All notices, demands and other communications required or permitted to be given by Lender to Borrower pursuant to this Note shall be given by registered or certified mail, or by overnight delivery service to Borrower at the address set forth below, and to the Lender at the address set forth in Paragraph 2.
     18. Consent to Jurisdiction and Venue. Borrower agrees that any controversy arising under or in relation to this Note shall be litigated exclusively in New York, New York (the “Jurisdiction”). The state and federal courts and authorities with jurisdiction in the Jurisdiction shall have exclusive jurisdiction over all controversies which shall arise under or in relation to this Note. Borrower irrevocably consents to service, jurisdiction, and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise.
     19. WAIVER OF TRIAL BY JURY. BORROWER AND LENDER EACH (A) AGREE NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS NOTE OR THE RELATIONSHIP BETWEEN THE PARTIES AS LENDER AND BORROWER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVE ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY, WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.
     In Witness Whereof, Borrower has signed and delivered this Note, or has caused this Note to be signed and delivered by its duly authorized representative, on the 6th day of March, 2006, but effective for all purposes as of January 2, 2006.
Borrower:
Tarragon Corporation
By: /s/ William S. Friedman
Name: William S. Friedman
Title: Chief Executive Officer

4

Exhibit B

Promissory Note
$40,000,000
     FOR VALUE RECEIVED, TARRAGON CORPORATION, a Nevada Corporation (“Borrower”), promises to pay to the order of BEACHWOLD PARTNERS, L.P., the principal sum of Forty Million Dollars ($40,000,000), or so much thereof as may be outstanding, with interest on the unpaid principal balance thereof at the rate set forth in the Letter Agreement (as defined below).
     1. Defined Terms. This Note is given pursuant to that certain letter agreement dated as of March 6, 2006 as amended by letter agreement dated as of the date hereof between Borrower and Lender (as so amended, the “Letter Agreement”). As used in this Note, (i) the term “Lender” means the holder of this Note, (ii) the term “Indebtedness” means the principal of, interest on, or any other amounts due at any time under, this Note including late charges and default interest, and (iii) “Event of Default” means any failure to pay the principal balance hereof on the Maturity Date, or any failure by Borrower to make interest payments or other payments due within applicable grace periods herein or under the Letter Agreement, or to otherwise comply in any respect with its obligations under the Letter Agreement.
     2. Address for Payment. All payments due under this Note shall be payable at 423 West 55th Street, 12th Floor, New York, NY, 10019, Attn: William S. Friedman.
     3. Payment of Principal and Interest. Principal and interest shall be paid as follows:
         Installments of interest only shall be payable within five (5) days after demand, no more frequently than monthly. All outstanding principal and interest shall be due and payable on the earliest to occur of (i) January 2, 2008, or (ii) any earlier date on which the unpaid principal balance of this Note becomes due and payable, by acceleration or otherwise (the “Maturity Date”).
     4. Application of Payments. If at any time Lender receives, from Borrower or otherwise, any amount applicable to the Indebtedness which is less than all amounts due and payable at such time, Lender may apply that payment to amounts then due and payable in any manner and in any order determined by Lender, in Lender’s discretion. Borrower agrees that neither Lender’s acceptance of a payment from Borrower in an amount that is less than all amounts then due and payable nor Lender’s application of such payment shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction.
     5. Acceleration. If an Event of Default has occurred and is continuing, the entire unpaid principal balance, any accrued interest, if any, and all other amounts payable under this Note and any other loan document shall at once become due and payable, at the option of

1

Lender, without any prior notice to Borrower. Lender may exercise this option to accelerate regardless of any prior forbearance.
     6. Late Charge. If any amount payable under this Note or the Letter Agreement or if the principal amount due at the Maturity Date is not received by Lender within 20 days after the amount is due, Borrower shall pay to Lender, within five (5) days after demand by Lender, a late charge equal to 4 percent of such amount. Borrower acknowledges that its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the loan evidenced by this Note (the “Loan”), and that it is extremely difficult and impractical to determine those additional expenses. Borrower agrees that the late charge payable pursuant to this Paragraph represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional expenses Lender will incur by reason of such late payment. The late charge is payable in addition to, and not in lieu of, any interest payable at the Default Rate pursuant to Paragraph 7.
     7. Default Rate. So long as any monthly installment or any other payment due under this Note remains past due for 30 days or more, interest under this Note shall accrue on the unpaid principal balance from the earlier of the due date of the first unpaid monthly installment or other payment due, as applicable, at a rate (the “Default Rate”) equal to the lesser of 4 percentage points above the rate stated in the Letter Agreement or the maximum interest rate which may be collected from Borrower under applicable law. If the unpaid principal balance and all accrued interest are not paid in full on the Maturity Date, the unpaid principal balance and all accrued interest shall bear interest from the Maturity Date at the Default Rate. Borrower also acknowledges that its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the Loan, that, during the time that any monthly installment or other payment under this Note is delinquent for more than 30 days, Lender will incur additional costs and expenses arising from its loss of the use of the money due and from the adverse impact on Lender’s ability to meet is other obligations and to take advantage of other investment opportunities, and that it is extremely difficult and impractical to determine those additional costs and expenses. Borrower also acknowledges that, during the time that any monthly installment or other payment due under this Note is delinquent for more than 30 days, Lender’s risk of nonpayment of this Note will be materially increased and Lender is entitled to be compensated for such increased risk. Borrower agrees that the increase in the rate of interest payable under this Note to the Default Rate represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional costs and expenses Lender will incur by reason of the Borrower’s delinquent payment and the additional compensation Lender is entitled to receive for the increased risks of nonpayment associated with a delinquent loan.
     8. Prepayments. This Note is prepayable in full or in part at any time, without premium.
     9. Costs and Expenses. Borrower shall pay on demand all expenses and costs, including fees and out-of-pocket expenses of attorneys and expert witnesses and costs of investigation, incurred by Lender as a result of any default under this Note or the Letter Agreement or in connection with efforts to collect any amount due under this Note, or to enforce the provisions of the Letter Agreement, including those incurred in post-judgment collection

2

efforts and in any bankruptcy proceedings (including any action for relief from the automatic stay of any bankruptcy proceeding) or judicial or non-judicial foreclosure proceeding.
     10. Forbearance. Any forbearance by Lender in exercising any right or remedy under this Note or the Letter Agreement or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of that or any other right or remedy. The acceptance by Lender of any payment after the due date of such payment, or in an amount which is less than the required payment, shall not be a waiver of Lender’s right to require prompt payment when due of all other payments or to exercise any right or remedy with respect to any failure to make prompt payment. Enforcement by Lender of any remedy for Borrower’s obligations under this Note shall not constitute an election by Lender of remedies so as to preclude the exercise of any other right or remedy available to Lender.
     11. Waivers. Presentment, demand, notice of dishonor, protest, notice of acceleration, notice of intent to demand or accelerate payment or maturity, presentment for payment, notice of nonpayment, grace, and diligence in collecting the Indebtedness are waived by Borrower, and all endorsers and guarantors of this Note and all other third party obligors.
     12. Loan Charges. Borrower and Lender intend at all times to comply with the laws of the State of New York governing the maximum rate or amount of interest payable on or in connection with this Note and the Indebtedness (or applicable United Sates federal law to the extent that it permits Lender to contract for, charge, take, reserve, or receive a greater amount of interest than under New York law). If the applicable law is ever judicially interpreted so as to render usurious any amount payable under this Note, or contracted for, charged, taken, reserved or received with respect to the Indebtedness, or of acceleration of the maturity of this Note, or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by any applicable law, then Borrower and Lender expressly intend that all excess amounts collected by Lender shall be applied to reduce the unpaid principal balance of this Note (or, if this Note has been or would thereby be paid in full, shall be refunded to Borrower), and the provisions of this Note and the Letter Agreement immediately shall be deemed reformed and the amounts thereafter collectible under this Note or the Letter Agreement reduced, without the necessity of the execution of any new documents, so as to comply with any applicable law, but so as to permit the recovery of the fullest amount otherwise payable under this Note or the Letter Agreement. The right to accelerate the maturity of this Note does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Lender does not intend to collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of the Indebtedness shall, to the extent permitted by any applicable law, be amortized, prorated, allocated and spread throughout the full term of the Indebtedness until payment in full so that the rate or amount of interest on account of the Indebtedness does not exceed the applicable usury ceiling. Notwithstanding any provision contained in this Note that permits the compounding of interest, including any provision by which any accrued interest is added to the principal amount of this Note, the total amount of interest that Borrower is obligated to pay and Lender is entitled to receive with respect to the Indebtedness shall not exceed the amount calculated on a simple (i.e. noncompounded) interest basis at the maximum rate on principal amounts actually advanced to or for the account of Borrower, including all current and prior advances.

3

     13. Commercial Purpose. Borrower represents that the Indebtedness is being incurred by Borrower solely for the purpose of carrying on a business or commercial enterprise, and not for personal, family or household purposes.
     14. Counting of Days. Except where otherwise specifically provided, any reference in this Note to a period of “days” means calendar days, not Business Days.
     15. Governing Law. This Note shall be governed by the laws of the State of New York.
     16. Captions. The captions of the paragraphs of this Note are for convenience only and shall be disregarded in construing this Note.
     17. Notices. All notices, demands and other communications required or permitted to be given by Lender to Borrower pursuant to this Note shall be given by registered or certified mail, or by overnight delivery service to Borrower at the address set forth below, and to the Lender at the address set forth in Paragraph 2.
     18. Consent to Jurisdiction and Venue. Borrower agrees that any controversy arising under or in relation to this Note shall be litigated exclusively in New York, New York (the “Jurisdiction”). The state and federal courts and authorities with jurisdiction in the Jurisdiction shall have exclusive jurisdiction over all controversies which shall arise under or in relation to this Note. Borrower irrevocably consents to service, jurisdiction, and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise.
     19. WAIVER OF TRIAL BY JURY. BORROWER AND LENDER EACH (A) AGREE NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS NOTE OR THE RELATIONSHIP BETWEEN THE PARTIES AS LENDER AND BORROWER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVE ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY, WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.
     20. Replacement Note. This Note replaces and supercedes that $30,000,000 maximum principal amount promissory note from Borrower to Lender dated as of March 6, 2006, and all amounts outstanding thereunder are now owed and outstanding under this instrument.

4

     In Witness Whereof, Borrower has signed and delivered this Note, or has caused this Note to be signed and delivered by its duly authorized representative, on the 16th day of May, 2007.

Borrower: Tarragon Corporation
By:	/s/ Robert P. Rothenberg
Robert P. Rothenberg

5